Financial Statements
(Unaudited)

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)
March 31, 2009

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Financial Statements
(Unaudited)

March 31, 2009

Contents

Tennenbaum Opportunities Partners V, LP (the “Partnership”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Partnership’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  The Partnership’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Partnership’s proxy voting guidelines and information regarding how the Partnership voted proxies relating to portfolio investments during the most recent twelve-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Partnership’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000.  Collect calls for this purpose are accepted.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Portfolio Asset Allocation (Unaudited)

March 31, 2009

Portfolio Holdings by Investment Type (% of Cash and Investments)

Portfolio Holdings by Industry (% of Cash and Investments)

Telecom Wireline	16.7%
Data Processing, Hosting and Related Services	13.6%
Communications Equipment Manufacturing	9.1%
Satellite Telecommunications	9.1%
Cable Service Carriers	6.1%
Gambling Industries	5.2%
Other Electrical Equipment and Component Manufacturing	4.8%
Industrial Machinery Manufacturing	3.0%
Architectural, Engineering, and Related Services	2.9%
Semiconductor and Other Electronic Component Manufacturing	2.7%
Sporting Goods, Hobby and Musical Instrument Stores	2.2%
Petroleum and Coal Products Manufacturing	1.8%
Computer and Peripheral Equipment Manufacturing	1.6%
Offices of Real Estate Agents and Brokers	1.5%
Motor Vehicle Manufacturing	1.2%
Motor Vehicle Parts Manufacturing	1.2%
Management, Scientific, and Technical Consulting Services	1.1%
Radio and Television Broadcasting	0.6%
Activities Related to Credit Intermediation	0.5%
Depository Credit Intermediation	0.5%
Other Amusement and Recreation Industries	0.2%
Home Furnishings Stores	0.1%
Plastics Product Manufacturing	0.0%
Cash and Cash Equivalents	14.3%

Total	100.0%

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Statement of Assets and Liabilities (Unaudited)

March 31, 2009

Assets
Investments, at fair value:
Unaffiliated issuers (cost $1,219,051,852)	$772,511,613
Affiliates (cost $17,811,064)	1,002,063
Total investments (cost $1,236,862,916)	773,513,676

Cash and cash equivalents	129,046,301
Accrued interest income on investments in unaffiliated issuers	14,172,283
Deferred debt issuance costs	6,169,767
Receivable from parent	1,051,253
Prepaid expenses and other assets	242,325
Total assets	924,195,605

Liabilities
Credit facility payable	167,600,000
Payable for investments purchased	25,225,086
Payable to parent	3,182,069
Management and advisory fees payable	2,387,500
Interest payable	171,074
Accrued expenses and other liabilities	590,145
Total liabilities	199,155,874

Preferred equity facility
Series A preferred interests; $20,000/interest liquidation preference;
25,000 interests authorized, 8,300 interests issued and outstanding	166,000,000
Accumulated distributions on Series A preferred interests	504,630
Total preferred limited partner interests	166,504,630

Net assets applicable to common limited and general partners	$558,535,101

Composition of net assets applicable to common limited and general partners
Paid-in capital	$1,081,728,330
Accumulated net investment income	20,145,789
Accumulated net realized loss	(88,203,955)
Accumulated net unrealized depreciation	(455,135,063)
Net assets applicable to common limited and general partners	$558,535,101

See accompanying notes.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Statement of Investments (Unaudited)

March 31, 2009

Showing Percentage of Total Cash and Investments of the Partnership

	Principal	Fair	Percent of Cash and
Investment	Amount	Value	Investments

Debt Investments (82.88%)
Bank Debt (73.26%) (1)
Architectural, Engineering, and Related Services (2.05%)
ESP Holdings, Inc., 2nd Lien Term Loan, LIBOR + 10%, due 9/12/14
(Acquired 2/6/09, Amortized Cost $15,187,920)	$18,080,857	$18,478,636	2.05%

Cable Service Carriers (6.07%)
Bresnan Communications, LLC, 2nd Lien Term Loan, LIBOR +4.5%, due 3/29/14
(Acquired 11/22/06, Amortized Cost $20,196,094)	$19,750,000	16,787,500	1.86%
Primacom AG, Mezzanine Term Loan, EURIBOR + 3.5% Cash + 7% PIK, due 11/21/17
(Acquired 12/28/07, Amortized Cost $47,858,918) - (Germany) (3)	€32,549,726	38,017,673	4.21%
Total Cable Service Carriers		54,805,173

Communications Equipment Manufacturing (9.06%)
Dialogic Corporation, Senior Secured Notes, 15.00%, due 9/30/10
(Acquired 12/05/2008, Amortized Cost $5,333,333)	$5,333,333	5,239,467	0.58%
Dialogic Corporation, Senior Secured Notes, LIBOR +10%, due 9/30/10
(Acquired 9/9/08 and 9/10/08, Amortized Cost $39,548,000)	$40,000,000	37,422,000	4.15%
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR +3.25%, due 8/10/14
(Acquired 12/13/07, Amortized Cost $49,733,325)	$52,907,792	39,045,951	4.33%
Total Communications Equipment Manufacturing		81,707,418

Computer and Peripheral Equipment Manufacturing (1.63%)
Palm, Inc., Tranche B Term Loan, LIBOR +3.5%, due 4/24/14
(Acquired 12/13/07, Amortized Cost $27,099,224)	$30,110,249	14,754,022	1.63%

Data Processing, Hosting and Related Services (13.01%)
GXS Worldwide, Inc., 1st Lien Term Loan, LIBOR +4%, due 3/31/13
(Acquired 10/12/07, Amortized Cost $24,027,978) (8)	$24,518,345	18,879,126	2.09%
GXS Worldwide, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 9/30/13
(Acquired 10/12/07, Amortized Cost $65,940,204) (8)	$68,264,167	51,539,446	5.71%
Terremark Worldwide, Inc., 1st Lien Term Loan, LIBOR + 3.75%, due 7/31/12
(Acquired 8/1/07, Amortized Cost $15,016,913) (8)	$15,016,913	12,141,174	1.35%
Terremark Worldwide, Inc., 2nd Lien Term Loan, LIBOR + 3.25% Cash + 4.5% PIK, due 1/31/13
(Acquired 8/1/07, Amortized Cost $39,520,650) (8)	$39,738,999	34,841,167	3.86%
Total Data Processing, Hosting and Related Services		117,400,913

Gambling Industries (3.94%)
Gateway Casinos, Inc., 2nd Lien Term Loan, LIBOR+5.50%, due 3/31/15
(Acquired 5/30/08, 6/5/08, 6/12/08 and 6/26/08, Amortized Cost $41,466,250) - (Canada)	$61,000,000	33,080,300	3.67%
Tropicana Entertainment, Term Loan, Prime + 3.25%, due 1/03/12
(Acquired 12/7/07 and 12/11/07, Amortized Cost $9,612,500) (4)	$10,000,000	2,438,890	0.27%
Total Gambling Industries		35,519,190

Industrial Machinery Manufacturing (1.02%)
Edwards Limited 2nd Lien Term Loan, LIBOR + 5.75%, due 11/30/14
(Acquired 7/15/08, 8/14/08, and 9/03/08, Amortized Cost $14,662,500)	$21,750,000	9,243,750	1.02%

Management, Scientific, and Technical Consulting Services (1.10%)
Booz Allen Hamilton Mezzanine Loan, 11% Cash + 2% PIK, due 7/31/16
(Acquired 8/1/08, Amortized cost $11,240,578)	$11,354,118	9,892,276	1.10%

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Statement of Investments (Unaudited) (Continued)

March 31, 2009

Showing Percentage of Total Cash and Investments of the Partnership

	Principal	Fair	Percent of Cash and
Investment	Amount	Value	Investments

Debt Investments (continued)
Motor Vehicle Manufacturing (1.10%)
General Motors Corporation, Revolver, LIBOR+1.75%, due 7/20/11
(Acquired 9/26/07, 9/27/07, 10/18/07, 11/07/07, 12/04/07,
and 12/14/07, Amortized Cost $29,337,553)	$32,000,000	$9,917,553	1.10%

Motor Vehicle Parts Manufacturing (1.24%)
Visteon Corporation, 1st Lien Term Loan, LIBOR +3%, due 6/13/13
(Acquired 11/16/07, 11/20/07, 12/14/07, 12/19/07, and 12/20/07,
Amortized Cost $61,610,533)	$71,627,582	11,236,577	1.24%

Offices of Real Estate Agents and Brokers (1.05%)
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13
(Acquired 6/28/07, 7/9/07, 7/13/07, 8/17/07 and 3/25/09, Amortized Cost $23,528,750)	$35,000,000	9,450,000	1.05%

Other Electrical Equipment and Component Manufacturing (4.84%)
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, 12/31/12
(Acquired 12/31/07, Amortized Cost $23,662,876)	$23,662,876	21,237,431	2.35%
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR +7.5%, 12/31/13
(Acquired 12/31/07 and 2/6/09, Amortized Cost $26,850,250)	$28,000,000	22,498,000	2.49%
Total Other Electrical Equipment and Component Manufacturing		43,735,431

Petroleum and Coal Products Manufacturing (1.77%)
Building Materials Corporation of America, 2nd Lien Term Loan, LIBOR + 5.75%, due 9/15/14
(Acquired 6/11/08 and 6/12/08, Amortized Cost $25,287,788)	$30,882,501	15,955,960	1.77%

Radio and Television Broadcasting (0.23%)
High Plains Broadcasting Operating Company, Term Loan, LIBOR + 5%, due 9/14/16
(Acquired 9/15/08, Amortized Cost $979,959)	$1,076,878	428,059	0.05%
Newport Television LLC, Term Loan B, LIBOR + 5%, due 9/14/16
(Acquired 5/1/08 and 5/29/08, Amortized Cost $3,704,099)	$4,070,439	1,617,999	0.18%
Total Radio and Television Broadcasting		2,046,058

Satellite Telecommunications (6.56%)
WildBlue Communications, Inc., 1st Lien Delayed Draw Term Loan,
LIBOR + 4.0% Cash + 2.5% PIK, due 12/31/09
(Acquired 6/28/07, Amortized Cost $29,276,235) (8)	$30,813,627	29,272,945	3.24%
WildBlue Communications, Inc., 2nd Lien Delayed Draw Term Loan,
LIBOR + 8.5% Cash + 7.25% PIK, due 8/15/11
(Acquired 6/28/07, Amortized Cost $31,873,970) (8)	$33,554,989	30,008,227	3.32%
Total Satellite Telecommunications		59,281,172

Semiconductor and Other Electronic Component Manufacturing (2.73%)
Isola USA Corporation, 1st Lien Term Loan, LIBOR + 6.75%, due 12/18/12
(Acquired 1/24/08, Amortized Cost $31,388,742)	$36,298,299	24,682,843	2.73%

Sporting Goods, Hobby and Musical Instrument Stores (0.15%)
Toys R Us, Real Estate Term Loan, LIBOR +3%, due 12/9/08
(Acquired 10/18/06, Amortized Cost $2,968,051)	$2,960,650	1,361,899	0.15%

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Statement of Investments (Unaudited) (Continued)

March 31, 2009

Showing Percentage of Total Cash and Investments of the Partnership

	Principal	Fair	Percent of Cash and
Investment	Amount	Value	Investments

Debt Investments (continued)
Telecom Wireline (15.71%)
Cavalier Telephone Corporation, Senior Secured 1st Lien Term Loan,
LIBOR + 6.25% Cash + 1% PIK, due 12/31/12
(Acquired 4/18/08 and 4/24/08, Amortized Cost $1,874,754)	$2,399,067	$713,722	0.08%
Global Crossing Limited, Tranche B Term Loan, LIBOR + 6.25%, due 5/9/12
(Acquired 6/4/07, Amortized Cost $33,800,856)	$38,346,453	19,940,156	2.21%
Hawaiian Telcom Communications Inc., Tranche C Term Loan, LIBOR + 2.25%, due 4/30/12
(Acquired 4/22/08, 4/25/08, 4/28/08, 4/30/08, 5/15,08 and 5/19/08, Amortized Cost $2,210,535)	$2,906,651	1,349,517	0.15%
Hawaiian Telcom Communications Inc., Revolver, LIBOR + 2.25%, due 4/30/12
(Acquired 5/9/08 and 5/16/08, Cost $3,774,094)	$4,862,092	2,177,681	0.24%
Integra Telecom, Inc., Term Loan, LIBOR + 10% PIK, due 8/31/14
(Acquired 9/05/07, Amortized Cost $42,284,543)	$42,604,543	7,583,609	0.84%
Integra Telecom, Inc., 2nd Lien Term Loan, LIBOR + 7%, due 2/28/14
(Acquired 8/1/06, Amortized Cost $26,120,454)	$27,208,806	11,247,440	1.25%
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13
(Acquired 8/01/07, Amortized Cost $29,249,141) (8)	$30,076,238	18,451,772	2.04%
Interstate Fibernet, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 7/31/14
(Acquired 7/31/07, Amortized Cost $44,251,265) (8)	$44,752,265	36,428,344	4.04%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan,
EURIBOR + 5.5%, due 2/16/17
(Acquired 8/29/07, Amortized Cost $5,607,877) - (Netherlands) (3), (8)	€4,103,088	3,395,152	0.38%
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK, due 8/16/17
(Acquired 8/29/07, Amortized Cost $55,675,570) - (Netherlands) (3), (8)	€40,419,884	40,461,819	4.48%
Total Telecom Wireline		141,749,212

Total Bank Debt (Cost $961,762,282)		661,218,083

Other Corporate Debt Securities (9.62%)
Architectural, Engineering, and Related Services (0.85%)
Alion Science & Technology Corporation, Senior Notes, 10.25%, due 2/1/15	$26,625,000	7,641,375	0.85%

Gambling Industries (1.26%)
Harrah's Operating Company Inc., Senior Notes, 5.375%, due 12/15/13	$30,222,000	4,864,835	0.54%
Harrah's Operating Company Inc., Senior Notes, 10.75%, due 2/1/16	$34,055,000	6,470,450	0.72%
Total Gambling Industries		11,335,285

Home Furnishings Stores (0.07%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (4)	$9,189,000	643,689	0.07%

Industrial Machinery Manufacturing (1.96%)
GSI Group Corporation, Senior Notes, 11%, due 8/20/13
(Acquired 8/20/08, Amortized Cost $17,971,496) (5)	$20,743,000	17,714,522	1.96%

Offices of Real Estate Agents and Brokers (0.44%)
Realogy Corporation, Senior Notes, 10.5%, due 4/15/14	$6,284,000	1,762,034	0.20%
Realogy Corporation, Senior Subordinated Notes, 12.375%, due 4/15/15	$13,099,000	2,163,300	0.24%
Total Offices of Real Estate Agents and Brokers		3,925,334

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Statement of Investments (Unaudited) (Continued)

March 31, 2009

Showing Percentage of Total Cash and Investments of the Partnership

	Principal Amount	Fair	Percent of Cash and
Investment	or Shares	Value	Investments

Debt Investments (continued)
Other Amusement and Recreation Industries (0.16%)
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes,
14% Cash or 15.625% PIK, due 10/1/13
(Acquired 10/01/07, Amortized Cost $13,374,972) (4), (5)	$13,097,333	$1,427,609	0.16%

Plastics Product Manufacturing (0.05%)
Pliant Corporation, Senior Secured 2nd Lien Notes, 11.125%, due 9/1/09 (4)	$6,115,000	431,413	0.05%

Radio and Television Broadcasting (0.42%)
Radio One Inc., Sr. Sub Notes, 8.875%, due 7/1/11	$11,050,000	3,757,000	0.42%

Satellite Telecommunications (2.28%)
Satelites Mexicanos, Senior Secured FRN, LIBOR + 8.75%, due 11/30/11	$35,199,380	20,620,853	2.28%

Sporting Goods, Hobby and Musical Instrument Stores (2.07%)
Michaels Stores, Inc., Senior Unsecured Notes, 10%, due 11/01/14	$6,265,000	2,981,764	0.33%
Michaels Stores, Inc., Senior Notes, 11.375%, due 11/01/16	$42,000,000	15,662,640	1.74%
Total Sporting Goods, Hobby and Musical Instrument Stores		18,644,404

Telecom Wireline (0.06%)
Hawaiian Telcom Communications, Senior FRN, LIBOR + 5.50%, due 5/1/13
(Acquired 6/5/08, 6/10/08, 6/12/08 and 6/13/08 Amortized Cost $5,025,972) (4), (5)	$12,870,000	514,800	0.06%

Total Other Corporate Debt Securities (Cost $210,348,043)		86,656,284

Total Debt Investments (Cost $1,172,110,325)		747,874,367

Equity Securities (2.82%)
Activities Related to Credit Intermediation (0.47%)
Online Resources Corporation, Common Stock (4)	1,001,000	4,214,210	0.47%

Data Processing, Hosting, and Related Services (0.56%)
GXS Holdings, Inc., Common Stock
(Acquired 3/28/08, Cost $2,510,633) (4), (5), (9)	2,611,059	4,908,790	0.54%
GXS Holdings, Inc., Series A Preferred Stock
(Acquired 3/28/08, Cost $100,425) (4), (5), (9)	104,442	196,351	0.02%
Total Data Processing, Hosting, and Related Services		5,105,141

Depository Credit Intermediation (0.48%)
Doral GP Ltd., GP Interest
(Acquired 7/12/07, Cost $225) (2), (4), (5), (6)	100	225	0.00%
Doral Holdings, LP Interest
(Acquired 7/12/07, Cost $24,911,825) (4), (5)	24,911,825	4,434,780	0.48%
Total Depository Credit Intermediation		4,435,005

Industrial Machinery Manufacturing (0.06%)
GSI Group, Inc., Common Stock
(Acquired 8/20/08, Cost $3,030,191) (4), (5)	578,680	549,746	0.06%

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Statement of Investments (Unaudited) (Continued)

March 31, 2009

Showing Percentage of Total Cash and Investments of the Partnership

	Principal Amount	Fair	Percent of Cash and
Investment	or Shares	Value	Investments

Equity Securities (continued)
Motor Vehicle Manufacturing (0.11%)
Fleetwood Enterprises, Inc., Common Stock (2), (4), (6)	27,076,712	$1,001,838	0.11%

Satellite Telecommunications (0.22%)
WildBlue Communications, Inc., Warrants to Purchase Common Stock
(Acquired 8/16/08, Cost $219,103) (4), (5), (8)	16,893	2,028,849	0.22%

Telecom Wireline (0.92%)
Interstate Fibernet, Inc., Common Stock (4), (5)	930,569	632,787	0.07%
NEF Kamchia Co-Investment Fund, LP Interest
(Acquired 7/31/07, Amortized Cost $8,982,701) - (Cayman Islands) (3), (4), (5), (8)	6,550,500	7,671,733	0.85%
Total Telecom Wireline		8,304,520

Total Equity Securities (Cost $64,752,591)		25,639,309

Total Investments (Cost $1,236,862,916) (7)		773,513,676

Cash and Cash Equivalents (14.30%)
Toyota Motor Credit Corporation, Commercial Paper, 0.18%, due 4/1/09	$10,000,000	10,000,000	1.11%
Wells Fargo, Commercial Paper, 0.25%, due 4/1/09	$9,000,000	9,000,000	1.00%
UBS Finance, Commercial Paper, 0.77%, due 4/27/09	$10,000,000	9,994,439	1.11%
Wells Fargo, Commercial Paper, 0.12%, due 4/28/09	$4,000,000	3,999,640	0.44%
Toyota Motor Credit Corporation, Commercial Paper, 0.50%, due 5/12/09	$20,000,000	19,988,611	2.21%
US Treasury Bill, due 5/14/09	$13,000,000	12,997,671	1.44%
Union Bank of California, Commercial Paper, 0.65%, due 6/1/09	$30,000,000	29,966,958	3.32%
Cash Denominated in Foreign Currency (Cost $1,937,481)	€1,388,832	1,840,202	0.21%
Cash Held on Account at Various Institutions	$31,258,780	31,258,780	3.46%
Total Cash and Cash Equivalents		129,046,301

Total Cash and Investments		$902,559,977	100.00%

Notes to Statement of Investments:

(1) Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the
Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2) Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3) Principal amount denominated in euros. Amortized cost and fair value converted from euros to U.S. dollars.

(4) Non-income producing security.

(5) Restricted security.

(6) Not a controlling position.

(7) Includes investments with an aggregate fair value of $36,371,700 that have been segregated to collateralize certain unfunded commitments.

(8) Priced by an independent third-party pricing service.

(9) Priced by the Investment Manager.

Aggregate purchases and aggregate sales of investments, other than Government securities, totaled $34,814,412 and $10,708,400, respectively.
Aggregate purchases includes investment assets received as payment in-kind. Aggregate sales includes principal paydowns on debt investments.

The total value of restricted securities and bank debt as of March 31, 2009 was $701,298,275 or 77.70% of total cash and investments of the Partnership.

See accompanying notes.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Statement of Operations (Unaudited)

Three Months Ended March 31, 2009

Investment income
Interest income	$25,958,985
Dividend income	45,371
Other income	485,397
Total investment income	26,489,753

Operating expenses
Management and advisory fees	7,162,500
Interest expense	705,997
Amortization of deferred debt issuance costs	263,851
Commitment fees	183,821
Legal fees, professional fees and due diligence expenses	70,219
Insurance expense	44,950
Custody fees	44,000
Director fees	32,167
Other operating expenses	188,066
Total expenses	8,695,571

Net investment income	17,794,182

Net realized and unrealized loss
Net realized loss from:
Investments in unaffiliated issuers	(6,137,815)
Foreign currency transactions	(220,896)
Net realized loss	(6,358,711)

Net change in net unrealized depreciation on:
Investments	(26,512,708)
Foreign currency	(448,418)
Net change in net unrealized depreciation	(26,961,126)

Net realized and unrealized loss	(33,319,837)

Dividends paid on preferred equity facility	(1,694,728)
Net change in accumulated dividends on preferred equity facility	1,160,615

Net decrease in net assets applicable to common limited
and general partners resulting from operations	$(16,059,768)

See accompanying notes.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Statements of Changes in Net Assets

	Three Months Ended March 31, 2009 (Unaudited)
		Common
		Limited	General
	Total	Partner	Partner
Net assets applicable to common limited and general partners,
beginning of period	$464,632,169	$464,632,169	$-

Capital contributions	109,962,700	109,962,700	-

Net investment income	17,794,182	17,794,182	-
Net realized loss	(6,358,711)	(6,358,711)	-
Net change in net unrealized depreciation on investments
and foreign currency	(26,961,126)	(26,961,126)	-
Dividends paid on preferred equity facility from net investment income	(1,694,728)	(1,694,728)	-
Net change in accumulated dividends on preferred equity facility	1,160,615	1,160,615	-
Net decrease in net assets applicable to common limited and
general partners resulting from operations	(16,059,768)	(16,059,768)	-

Net assets applicable to common limited and general partners, end of period (including accumulated net investment income
of $20,145,789)	$558,535,101	$558,535,101	$-

	Year Ended December 31, 2008
		Common
		Limited	General
	Total	Partner	Partner
Net assets applicable to common limited and general partners,
beginning of period	$695,176,734	$695,176,734	$-

Capital contributions	219,925,400	219,925,400	-

Net investment income	56,338,253	56,338,253	-
Net realized loss	(73,199,739)	(73,199,739)	-
Net change in net unrealized depreciation on investments
and foreign currency	(381,468,104)	(381,468,104)	-
Dividends paid on preferred equity facility from net investment income	(5,224,808)	(5,224,808)	-
Net change in accumulated dividends on preferred equity facility	84,433	84,433	-
Net decrease in net assets applicable to common limited and
general partners resulting from operations	(403,469,965)	(403,469,965)	-

Distributions to common limited and general partners from:
Net investment income	(47,000,000)	(47,000,000)	-

Net assets applicable to common limited and general partners, end of period (including accumulated net investment income
of $2,885,720)	$464,632,169	$464,632,169	$-

See accompanying notes.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Statement of Cash Flows (Unaudited)

Three Months Ended March 31, 2009

Operating activities
Net decrease in net assets applicable to common limited and general partners
resulting from operations	(16,059,768)
Adjustments to reconcile net decrease in net assets applicable to common limited and general partners resulting from operations to net cash used in operating activities:
Net realized loss on investments and foreign currency	6,358,711
Net change in net unrealized depreciation	26,961,126
Dividends paid on preferred equity facility	1,694,728
Net change in accumulated dividends on preferred equity facility	(1,160,615)
Income from paid in-kind capitalization	(8,105,544)
Accretion of original issue discount	(109,174)
Amortization of deferred debt issuance costs	263,851
Changes in assets and liabilities:
Purchases of investments	(26,708,868)
Proceeds from sales, maturities and paydowns of investments	10,708,400
Decrease in accrued interest income - unaffiliated issuers	10,208,868
Decrease in receivable from parent	324,377
Decrease in receivable for open trades	1,826,299
Decrease in prepaid expenses and other assets	33,853
Increase in payable for investments purchased	8,678,186
Increase in payable to parent	537,300
Decrease in management fees payable	(375,000)
Decrease in interest payable	(1,443,705)
Decrease in accrued expenses and other liabilities	(276,559)
Net cash provided by operating activities	13,356,466

Financing activities
Proceeds from cash contribution in exchange for common limited partner interests	110,500,000
Proceeds from draws on credit facility	45,000,000
Principal repayments on credit facility	(80,000,000)
Dividends paid on preferred equity facility	(1,694,728)
Distributions to common limited partner	(12,000,000)
Equity placement payments	(537,300)
Net cash provided by financing activities	61,267,972

Net increase in cash and cash equivalents	74,624,438
Cash and cash equivalents at beginning of period	54,421,863
Cash and cash equivalents at end of period	129,046,301

Supplemental disclosure:
Interest payments	$2,149,702

See accompanying notes.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited)

March 31, 2009

1.  Organization and Nature of Operations

Tennenbaum Opportunities Partners V, LP (the “Partnership”), a Delaware Limited Partnership, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes.

The Certificate of Limited Partnership of the Partnership was filed with the Delaware Secretary of State on September 29, 2006, and the Partnership commenced operations on December 15, 2006.  The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities.  The stated objective of the Partnership is to achieve high total returns while minimizing losses.  Tennenbaum Opportunities Fund V, LLC (“TOF V” or the “Common Limited Partner”) owns the entire common limited partnership interest in the Partnership.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”).  The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of the Partnership.  Babson Capital Management LLC serves as Co-Manager.  Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP.  The Partnership, TOF V, TCP, SVOF/MM, and their members and affiliates may be considered related parties.

Partnership management consists of the General Partner and the Board of Directors.  The General Partner directs and executes the day-to-day operations of the Partnership, subject to oversight from the Board of Directors, which performs certain functions required by the 1940 Act.  The Board of Directors has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager.  The Board of Directors consists of three persons, two of whom are independent.  If the Partnership has preferred limited partner interests outstanding, as it currently does, the holders of the preferred limited partner interests voting separately as a class will be entitled to elect two of the Partnership’s Directors.  The remaining directors of the Partnership will be subject to election by holders of the common limited partner interests and preferred limited partner interests voting together as a single class.

Partnership Structure

Total maximum capitalization of the Partnership is approximately $1.91 billion, consisting of $1.105 billion of common limited partner interests (the “Common Limited Interests”) from the Common Limited Partner, $369 million of preferred limited partner interests (the “Preferred Limited Interests”) and $436 million under a senior secured revolving credit facility (the “Senior Facility”).  The Common Limited Interests, Preferred Limited Interests and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership.  Most of these investments are included in the collateral for the Senior Facility.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2009

1.  Organization and Nature of Operations (continued)

The Partnership will liquidate and distribute its assets and will be dissolved on October 10, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by TOF V as the holder of the Common Limited Interests.  However, the Partnership Agreement will prohibit liquidation of the Partnership prior to October 10, 2016 if the Preferred Limited Interests are not redeemed in full prior to such liquidation.

Common Limited Partner Interests

The Common Limited Partner committed to purchase a total of $1.105 billion of the Common Limited Interests on dates specified by the Partnership over a period ending on or prior to April 10, 2009.  The Partnership accepted an initial commitment of $725 million at its inception on December 15, 2006, and received assets from the Common Limited Partner representing 20% of this initial commitment on the same day.   The Partnership accepted an additional commitment of $260 million on February 22, 2007, and received an initial 20% of this second commitment on or about February 26, 2007.  The Partnership accepted a final commitment of $120 million on or about July 2, 2007, and received an initial 20% of this third commitment on or about July 6, 2007.  The Partnership has called and received the remainder of the common shareholder commitments as follows:

Call Date	Share Issuance Date	Percent of Commitment
June 28 / July 2, 2007	August 1, 2007	10%
July 27, 2007	August 31, 2007	20%
November 29, 2007	January 2, 2008	10%
December 28, 2007	February 1, 2008	10%
July 31, 2008	November 3, 2008	10%
October 10, 2008	December 15, 2008	10%
January 2, 2009	February 2, 2009	10%

Preferred Equity Facility

At March 31, 2009, the Partnership had 8,300 Preferred Limited Interests issued and outstanding with a liquidation preference of $20,000 per interest.  The Preferred Limited Interests are redeemable at the option of the Partnership, subject to certain conditions, and, during the ramp-up period, may be reissued.  Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Preferred Limited Interests or repay indebtedness, at the Partnership’s option.  Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Preferred Limited Interests, or a failure by the Partnership to maintain sufficient asset

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2009

1.  Organization and Nature of Operations (continued)

coverage as required by the 1940 Act.  At March 31, 2009, the Partnership was in full compliance with such requirements.

The Preferred Limited Interests accrue dividends at an annual rate equal to LIBOR plus 0.65%, or in the case of any holders of Preferred Limited Interests that are CP Conduits (as defined in the leveraging documents), the higher of LIBOR plus 0.65% or the CP Conduit’s cost of funds rate plus 0.65%, subject to certain limitations and adjustments.

2.  Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Partnership have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).  In the opinion of the Investment Manager and the General Partner, the financial results of the Partnership included herein contain all adjustments necessary to present fairly the financial position of the Partnership as of March 31, 2009, the results of its operations and its cash flows for the three months then ended, and the changes in net assets for the three months then ended and for the year ended December 31, 2008.  The following is a summary of the significant accounting policies of the Partnership.

Investment Valuation

Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Preferred Limited Interests.  Fair value is defined as the price that would be received to sell an investment in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.  Liquid investments not listed on a recognized exchange or market quotation system are valued by an approved nationally recognized pricing service or by using bid prices on the date of valuation as supplied by approved broker-dealers.

Semi-liquid investments, illiquid investments, and investments for which market quotations are determined to be unreliable are valued using valuations obtained from independent third party pricing or valuation services, or are valued internally by the Investment Manager under guidelines adopted by the Partnership’s Board of Directors and subject to their approval.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2009

2.  Summary of Significant Accounting Policies (continued)

Investments valued internally by the Investment Manager are limited to 5% of the Total Capitalization of the Partnership, as defined in the Senior Facility.  Generally, to increase objectivity in valuing the Partnership’s assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.  The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future.  The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

On January 1, 2008, the Partnership adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), which defines fair value, expands disclosures about fair value measurements, and establishes a hierarchy that prioritizes the inputs used to measure fair value.  The adoption of FAS 157 did not have a material impact on the Partnership's financial statements.  The level category in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety.  At March 31, 2009, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Aggregate Value
1	Quoted prices in active markets for identical assets	$5,765,794
2	Other observable market inputs*	235,944,703
3	Independent third-party pricing sources that employ significant unobservable inputs	467,761,028
3	Internal valuations with significant unobservable inputs	64,042,151

* E.g. quoted prices in inactive markets or quotes for comparable instruments

Changes in investments categorized as Level 3 during the three months ended March 31, 2009 were as follows:
	Independent Third Party Valuation	Investment Manager Valuation
Beginning balance	$487,684,039	$54,116,158
Net realized and unrealized gains (losses)	(1,606,046)	2,284,618
Net acquisitions and dispositions	27,221,810	-
Net transfers into (out of) category	(45,538,775)	7,641,375
Ending balance	$467,761,028	$64,042,151

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2009

2.  Summary of Significant Accounting Policies (continued)

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(1,613,824)	$2,284,618

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Restricted Investments

The Partnership may invest in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments.  Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2009

2.  Summary of Significant Accounting Policies (continued)

Foreign Investments

The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies.  At March 31, 2009, the Partnership had foreign currency denominated investments with an aggregate fair value of approximately 9.9% of the Partnership’s total cash and investments.  Such positions were converted at the closing rate in effect at March 31, 2009 and reported in U.S dollars.  Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S dollars on the respective dates of such transactions.   The Partnership reports that portion of the results of operations resulting from foreign exchange rates on investments separately from the gains or losses arising from changes in market prices of investments held.  During the period ended March 31, 2009, such fluctuations from foreign exchange rates were largely offset by fluctuations in the value of foreign currency advances under the Partnership’s credit facility.

Investments in foreign companies and securities of foreign governments may involve special additional risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government.  These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in some foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Debt Issuance Costs

Costs of $8,501,709 were incurred in connection with placing the Partnership’s Senior Facility.  These costs were deferred and are being amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the Partnership’s operations.

Purchase Discounts

The majority of the Partnership’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and due to general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt investment to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Partnership considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2009
2.  Summary of Significant Accounting Policies (continued)

making accruals. AICPA Statement of Position 93-1 discusses financial accounting and reporting for high yield debt investments for which, because of the credit risks associated with high yield and distressed debt investments, income recognition must be carefully considered and constantly evaluated for collectibility.

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.  A reclassification entry is recorded at disposition to reflect purchase discounts on all realized investments.  For income tax purposes, the economic gain resulting from the sale of debt investments purchased at a discount is allocated between interest income and realized gains.

Income Taxes

The Partnership’s income or loss is reported in the partners’ income tax returns. Consequently, no income taxes are paid at the Partnership level or reflected in the Partnership’s financial statements.  The tax returns, the qualification of the Partnership, and the amount of allocable Partnership income or loss are subject to examination by federal and state taxing authorities for all tax years since inception.  No such examinations are currently pending.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Partnership at March 31, 2009 were as follows:

Unrealized appreciation	$7,786,129
Unrealized depreciation	(471,135,369)
Net unrealized depreciation	(463,349,240)

Cost	$1,236,862,916

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2009

3.  Allocations and Distributions

Net income and gains of the Partnership are distributed first to the Common Limited Partner until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner until it has received 20% of all cumulative income and gain distributions.  80% of all remaining net income and gain distributions are allocated to the Common Limited Partner, with the remaining 20% allocated to the General Partner.  Net investment income or loss, realized gain or loss on investments, and appreciation or depreciation on investments for the period are allocated to the Common Limited Partner and the General Partner in a manner consistent with that used to determine distributions.

Distributions to the Common Limited Partner are generally based on the Common Limited Partner’s estimated taxable earnings from its interest in the Partnership, and are recorded on the ex-dividend date.  The timing of distributions is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions.  Any net long-term capital gains are distributed at least annually.  As of March 31, 2009, the Partnership had declared $61,563,371 in distributions to the Common Limited Partner since inception.

4.  Management Fees and Other Expenses

The Partnership incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 1.5% of the sum of the Common Limited Interest commitments (reduced after the ramp-up period by returns of contributed capital) and the Preferred Limited Interests and debt potentially issuable in respect of such Common Limited Interest commitments, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding and the amount of the Preferred Limited Interests when less than $1 million in liquidation preference of Preferred Limited Interests remains outstanding.  For purposes of computing the management fee, total committed capital during the period ended March 31, 2009 was $1.91 billion, consisting of $1.105 billion of capital committed by the Common Limited Partner, $369 million of Preferred Limited Interests and $436 million of debt commitments. In addition to the management fee, the General Partner is entitled to a performance allocation as discussed in Note 3, above.  As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager.  The Co-Manager also receives a portion of any allocation paid to the General Partner.

The Partnership pays all expenses incurred in connection with the business of the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Partnership.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2009

5.  Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the “Senior Facility”) pursuant to which amounts may be drawn up to $436 million.  The Senior Facility matures December 15, 2014, subject to extension by the lenders at the request of the Partnership for one 364-day period.

Advances under the Senior Facility bear interest at LIBOR or EURIBOR plus 0.35% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of (i) LIBOR or EURIBOR (as applicable) plus 0.35% or (ii) the CP Conduit’s cost of funds plus 0.35%, subject to certain limitations.  Short-term advances under the swingline facility bear interest at the LIBOR Market Index Rate plus 0.35% per annum or the main refinancing rate as set by the European Central Bank for such period, plus 0.85% per annum.  In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.15% per annum on the unused portion of the Senior Facility, or 0.20% per annum when less than $87,200,000 in borrowings are outstanding.

Foreign currency advances are reported in US dollars using the closing rate in effect on the date of valuation.  At March 31, 2009, outstanding borrowings included €68,000,000 (US $90,100,000), and interest payable included €2,829 (US $3,749).

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Partnership’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Partnership to risk in the event such parties are unable to fulfill contractual obligations.  Management does not anticipate any material losses from counterparties with whom it conducts business.

Consistent with standard business practice, the Partnership enters into contracts that contain a variety of indemnifications.  The Partnership’s maximum exposure under these arrangements is unknown.  However, the Partnership expects the risk of loss to be remote.

The Statement of Investments includes certain revolving loan facilities held by the Partnership with aggregate unfunded balances of approximately $6.0 million at March 31, 2009.   These instruments are reflected at fair value in the Statement of Investments and may be drawn up to the principal amount shown.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2009

7.  Related Parties

From time to time the Partnership advances payments to third parties on behalf of the Common Limited Partner which are reimbursable through deductions from distributions to the Common Limited Partner.  The Partnership has also recognized liabilities to third parties for equity placement costs of the Common Limited Partner which will be paid out of contributions by the Common Limited Partner.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2009

8. Financial Highlights
	Three Months			December 15, 2006
	Ended	Year Ended	Year Ended	(Inception)
	March 31, 2009	December 31,	December 31,	to December 31,
	(Unaudited)	2008	2007	2006

Period return on invested assets (1), (2)	(0.9%)	(32.0%)	(3.3%)	0.5%

Gross return to common limited partner (1)	(2.8%)	(51.0%)	(18.7%)	(0.4%)
Less: General Partner allocation (1)	0.0%	0.0%	0.0%	0.0%
Period return to common limited partner (1), (3)	(2.8%)	(51.0%)	(18.7%)	(0.4%)

Ratios and Supplemental Data:
Ending net assets attributable to common
limited partner	$558,535,101	$464,632,169	$695,176,734	$145,014,518

Net investment income (loss) / average
common limited partner interest (4), (5)	13.5%	8.8%	0.3%	(14.4%)

Expenses and General Partner allocation /
average common limited partner equity
Operating expenses (4), (5)	6.6%	7.8%	11.5%	37.4%
General Partner allocation (1)	0.0%	0.0%	0.0%	0.0%
Total expenses and General Partner allocation	6.6%	7.8%	11.5%	37.4%

Portfolio turnover rate (1)	1.4%	61.5%	42.7%	3.7%
Weighted-average debt outstanding	$163,786,504	$347,492,137	$125,714,977	$20,764,706
Weighted-average interest rate	1.7%	3.8%	5.5%	5.7%

Annualized Inception to Date Performance Data as of March 31, 2009:
Return on common limited partner interest (3)	(33.2%)
Return on invested assets (2)	(16.9%)
Internal rate of return (6)	(42.3%)

(1) Not annualized for periods of less than one year.

(2) Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3) Returns (net of dividends on the preferred equity facility, allocations to the General Partner, and partnership expenses, including financing costs and management fees) are calculated on a monthly geometrically linked, time-weighted basis.

(4) Annualized for periods of less than one year.

(5) These ratios include interest expense but do not reflect the effect of dividends on the preferred equity facility. The ratio of expenses to average common limited equity is higher in earlier periods, and net investment income to common limited equity assets is reduced, due to the Partnership’s relatively smaller capital base while the Partnership is ramping up.

(6) Net of dividends on the preferred equity facility, allocations to the General Partner, and partnership expenses, including financing costs and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the partnership at net asset value as of the balance sheet date and is reduced by organizational costs that were expensed at the inception of the Partnership.